UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 23, 2011 (August 22, 2011)

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228 (COMMISSION FILE NUMBER)	66-071-6485 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue New York, New York 10171 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 22, 2011, General Maritime Corporation (the “Company”) received notice from the New York Stock Exchange, Inc. (the “NYSE”) that the average per share price of the Company’s common stock was below the NYSE’s continued listing standard relating to minimum average share price. Rule 802.01C of the NYSE’s Listed Company Manual requires a listed company’s common stock to trade at a minimum average closing price of $1.00 per share over a consecutive 30 trading-day period.

The Company expects to notify the NYSE of its intention to cure this deficiency, including by effecting a reverse stock split, if necessary, subject to the approval of the Company’s Board of Directors and shareholders. Under the NYSE’s rules, the Company has six months from receipt of the NYSE notice to regain compliance with the NYSE’s price requirements, or until the Company’s next annual meeting of shareholders if shareholder approval is required (as would be the case to effectuate a reverse stock split) to cure the deficiency, before the NYSE initiates suspension and delisting procedures. Subject to the NYSE’s rules, during the cure period, shares of the Company’s common stock will continue to be listed and will trade on the NYSE, subject to the Company’s continued compliance with the NYSE’s other applicable listing rules.

If the Company is unable to maintain compliance with the NYSE’s criteria for continued listing, its common stock would be subject to delisting. A delisting of the Company’s common stock could negatively impact the Company by, among other things, reducing the liquidity and market price of the Company’s common stock, reducing the number of investors willing to hold or acquire the Company’s common stock (which could negatively impact the Company’s ability to raise equity financing), decreasing the amount of news and analyst coverage for the Company, and limiting the Company’s ability to issue additional securities or obtain additional financing in the future.

A copy of the press release announcing the Company’s receipt of the NYSE notice is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated August 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION (Registrant)

By:	/s/ Jeffrey D. Pribor
Name:	Jeffrey D. Pribor
Title:	Executive Vice President, Chief Financial Officer

Date: August 23, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 23, 2011.